Exhibit 99.3

EXECUTIVE SUMMARY

PRPM 2025-RPL5

November 17, 2025

INFINITY INTERNATIONAL PROCESSING SERVICES, INC.

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TABLE OF CONTENTS

Infinity Biography	2

Description of the due diligence performed	3

Summary of findings and conclusions of review	4

Tape Integrity Review Results Summary	5

Pay History Review	5

Methods for Accounting for Delinquencies	7

Collection Comments Review	7

Foreclosure	9

Bankruptcy	9

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INFINITY BIOGRAPHY

Infinity IPS, Inc. is a privately held firm offering trusted financial products and services to capital markets participants. Founded in 2003, by a group of experienced mortgage due diligence executives, Infinity was started with a simple mission: To provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service. As a third-party reviewer, our independence, integrity, depth of expertise, and approach to due diligence and credit risk management provides clients the highest degree of hands-on oversight and participation when buying or selling pools, securitizing loans, or managing loans and securitizations over time.

Our rigorous, high touch approach to due diligence reviews provides all data necessary in the provision of an asset due diligence, risk retention, loss mitigation and forensic analysis services for all classes or mortgage products, consumer lending products, and more. Our mission is to provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service.

As a rating agency reviewed third-party due diligence provider, Infinity prides itself on meeting the standards of S&P, Fitch, Kroll, Moody's and DBRS Morningstar. Infinity is a privately-owned business and is headquartered in Rockville, MD with an underwriting facility in Tampa, FL.

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DESCRIPTION OF THE DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

Infinity IPS, Inc. (“Infinity”) performed due diligence services as described below (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by PRPM 2025-RPL5, LLC (“Client”) and were reviewed by Infinity on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client.

The population reviewed is comprised of three thousand one hundred ninety-eight (3,198) mortgage loans that were originally reviewed in October 2025.

(2) Size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

▪	“Data Integrity”	3,198 Mortgage Loans
▪	“Servicing Review”	3,198 Mortgage Loans

(3) Determination of the sample size and computation.

The Client defined the sample size and the random sampling of the Loans to be included in the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

For three thousand one hundred ninety-eight (3,198) mortgage loans, Infinity compared data fields on the bid tape provided by Client to the data found in the actual file as captured by Infinity. This comparison, when data was available, included the following data fields:

Last Name	Loan Amount	Negative Amortization Flag	Sale Price
First Name	First Payment Date	IO Term	LTV
Occupancy	Original Rate	PP Terms	CLTV
Purpose	Original P&I	PP Months	Note Date
Address	Interest Only Flag	Next Rate Change Date	Current P&I
City	Margin	First Payment Change Date	Rate Index
State	1st Rate Change Date	Next Payment Change Date	Amortization Term
Zip	Prepay Months	Reset Frequency	Deferred Balance
Documentation Type	Next Due Date	Rounding Code	Balloon Fag
Lien Position	Property Units	Look back Period	Borrower SSN
Credit Score	Maturity Date	Initial Roll Cap	Co-Borrower SSN
DTI	Mod Flag	Periodic Rate Cap
Property Type	Mod Date	Life Rate Cap
Appraised Value	Current Rate	Life Rate Floor

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The nationally recognized statistical rating organization (“NRSRO”) criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the ABS Due Diligence 15E, Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“DBRS”).

OVERALL RESULTS SUMMARY (3,198 MORTGAGE LOANS)

Infinity’s review to NRSRO grading requirements only covers three thousand one hundred ninety-eight (3,198) mortgage loans.

Fitch Grade	# of Loans
	Compliance	Credit	Property	Overall
A	Not Applicable	Not Applicable	Not Applicable	Not Applicable
B	Not Applicable	Not Applicable	Not Applicable	Not Applicable
C	Not Applicable	Not Applicable	Not Applicable	Not Applicable
D	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Fitch Grade	% of Loans
	Compliance	Credit	Property	Overall
A	Not Applicable	Not Applicable	Not Applicable	Not Applicable
B	Not Applicable	Not Applicable	Not Applicable	Not Applicable
C	Not Applicable	Not Applicable	Not Applicable	Not Applicable
D	Not Applicable	Not Applicable	Not Applicable	Not Applicable

DBRS Grade	# of Loans
	Compliance	Credit	Property	Overall
A	Not Applicable	Not Applicable	Not Applicable	Not Applicable
B	Not Applicable	Not Applicable	Not Applicable	Not Applicable
C	Not Applicable	Not Applicable	Not Applicable	Not Applicable
D	Not Applicable	Not Applicable	Not Applicable	Not Applicable

DBRS Grade	% of Loans
	Compliance	Credit	Property	Overall
A	Not Applicable	Not Applicable	Not Applicable	Not Applicable
B	Not Applicable	Not Applicable	Not Applicable	Not Applicable
C	Not Applicable	Not Applicable	Not Applicable	Not Applicable
D	Not Applicable	Not Applicable	Not Applicable	Not Applicable

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TAPE INTEGRITY REVIEW RESULTS SUMMARY (3,198 MORTGAGE LOANS)

Of the three thousand one hundred ninety-eight (3,198) mortgage loans reviewed, 423 (13.23%) mortgage loans had tape discrepancies across one (1) unique data field.

Field Label	# of Variances	# of Loans	% of Loans
Payment History String	423	3,198	13.23%

PAY HISTORY REVIEW

Infinity performed a collection comment, pay history, Pacer, and servicing information review on three thousand one hundred ninety-eight (3,198) loans within this pool. The following is a summary of our conclusions and findings surrounding this analysis. Please keep in mind that this review did not include an operational or gap audit to look for servicing practices and vendor management process governance as it relates to foreclosure and/or bankruptcy.

Infinity reviewed the servicer payment history for each loan to establish a payment activity and history string. Infinity reviewed the payment application and determined how it impacted the contractual due dates on the loans in the portfolio with the primary focus of determining cash flows, last payment received, payment string, and next payment due (not to exclude escrow, late, and servicing charges) information based on the as of dates of the payment histories received.

Due to mortgage loan servicing transfers and multiple servicers, four hundred sixty-two (462) of the loans did not have complete payment histories for the last 12 months. In three hundred seventy-seven (377) of the loans, the loans were missing one to three months. Another thirty-nine (39) loans were missing four to six months of incomplete payment histories. Five (5) loans were missing 11 months. Infinity ordered new, soft credit reports for the four hundred sixty-two (462) borrowers and updated the mortgage payment history based on the mortgage servicer(s) reporting to the applicable credit bureau.

A breakdown of the loans and as of dates for the review are below:

Pay History
As of Date	Total Loans
8/7/2025	1
8/11/2025	1
8/15/2025	1
8/30/2025	2
8/31/2025	1
9/1/2025	500
9/2/2025	71
9/3/2025	27
9/4/2025	12
9/5/2025	38
9/6/2025	3
9/8/2025	49

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9/9/2025	19
9/10/2025	36
9/11/2025	36
9/12/2025	50
9/13/2025	1
9/15/2025	221
9/16/2025	105
9/17/2025	45
9/18/2025	30
9/19/2025	44
9/22/2025	80
9/23/2025	42
9/24/2025	41
9/25/2025	56
9/26/2025	77
9/27/2025	3
9/28/2025	1
9/29/2025	120
9/30/2025	213
10/1/2025	418
10/2/2025	81
10/3/2025	105
10/4/2025	4
10/5/2025	6
10/6/2025	155
10/7/2025	49
10/8/2025	70
10/9/2025	57
10/10/2025	122
10/13/2025	104
10/14/2025	100
10/15/2025	1
Total	3198

Data points surrounding 24 months of payment history (as defined as the most recent 24 months available during the period of August 2025 to October 2025) were also collected to determine loan status and data integrity. Infinity identified minor discrepancies between the servicer’s payment string and the audited payment string and determined that Client was able to provide an explanation, when applicable, for any noted discrepancies. Based on our analysis, Infinity determined that the majority of the loans were found to be performing.

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METHODS OF ACCOUNTING FOR DELINQUENCIES

The client utilizes the MBA method of defining delinquency status, which is typical in the current market. Below is a table that represents the delinquency coding methodology used during our analysis.

Delinquency String	Delinquency Reason
0	Less than 30 Days
1	30 – 59 Days
2	60 – 89 Days
3	90 – 119 Days
4	120+ Days

Payment Posting

During the review, Infinity was able to isolate key payment transaction codes that identified payment receipt and helped to determine whether the transactions were posted with an accurate “effective date”. The net payment amount received and applied to the account including principal, interest, and escrow payments represent activity through month end and include payment reversals.

Partial Payments

In the event that a payment received from the borrower is less than the contractual amount due, there are two types of processes used by sellers to handle partial payments: 1) the balance of the payment would be “advanced” to the borrower, or 2) the payment was applied directly to unapplied funds / suspense account.

In the second scenario, the funds are applied to the suspense account, and not the account balance, and therefore the amount of such payment is not recorded as an actual payment in the Client system. The funds may then be held in suspense until the full contractual payment was received.

Escrow/Corporate Advance Payments1

Escrow: The escrow account and/or balance will show funds held in trust to pay taxes and/or insurance. A negative balance indicates that funds have been advanced.

Corporate Advance: Infinity did not perform a reconciliation of the corporate advances, but did document the total dollar amount of fees advanced by the servicer and made observations in regards to the application of payments made toward the reduction of outstanding balances as represented in the payment history.2

COLLECTION COMMENTS REVIEW

In addition to analyzing payments made to the loans within this pool, Infinity also reviewed the servicing commentary to determine the reason(s) for any documented underperformance of the asset and to identify any indication of potential re-performance.

1 Corporate advances may be deferred until the end of the loan and may not be recoverable.

2 Client noted that some funds were not separately categorized at the time of the review due multiple servicers handing the loans.

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Infinity will review the servicing history for evidence of mortgage delinquency and for indicators of potential for future delinquency. The Servicing review will include but not necessarily be limited to:

✓	The source data is generally a pdf, text file, or direct access to the servicer’s system.
✓	24 months of Servicing Comments: Infinity reviewed the services account history for evidence of borrower communication, collection efforts, NSF and late notices and indicators of potential for future default. Any references of borrower misrepresentation or distressed property conditions were documented with an exception.
o	Servicing commentary was analyzed to determine the reason for the asset’s underperformance and to identify clues regarding the potential risk for the loan and their ability to re-perform in the future. Additionally, distressed property conditions, occupancy issues, origination misrepresentations, etc. were identified through the review of these servicing/collection comments.
o	Property conditions were reviewed to determine if there were any risks to the collateral.
o	The current status of the loan of Loss Mitigation, Bankruptcy, Foreclosure, and/or SCRA was isolated to show the loan status. We verified the Bankruptcy via Pacer. Infinity followed the following methodology when assigning a delinquency status:
▪	Performing: Current or less than 30 days past due
▪	Delinquent in Collection: At least 30 days past due and may include loans in bankruptcy or forbearance plans
▪	In Bankruptcy and may include:
o	BK-Current: Current, but comments indicate an active bankruptcy
o	BK-Delinquent: Delinquent, comments also indicate active bankruptcy
o	For Bankruptcy reviews we reviewed the documents and information provider by Pacer – we obtained key documents from the PACER system to include (if available) – Document History page, Case Summary, Motion for Relief from Stay, Granted Motion, Employee Income Records, Order Confirming Chapter 13 Plan, Proof of Claim for subject loan, and Chapter 13 Plan.
▪	Loss Mitigation: Delinquent, loan is with loss mitigation department working on resolutions with borrower such as modification, short sale, refinance
▪	Foreclosure: Delinquent, foreclosure process is underway
▪	REO: Foreclosure sale has occurred, property is bank owned

Based on the comments reviewed within the collection comments, Infinity has categorized the portfolio as follows:

Loan Program Status Report
Servicing Status	Loan Count	Percentage of Sample	Original Balance (or Line Amount)	Percentage of Balance
Bankruptcy	30	0.94%	$7,206,707.87	0.95%
Collections	222	6.94%	$49,487,620.93	6.51%
Foreclosure	8	0.25%	$1,315,271.00	0.17%
3rd Party Sale	0	0.00%	$0.00	0.00%
Payment Plan	1	0.03%	$249,815.00	0.03%
Performing	2,937	91.84%	$702,131,933.91	92.34%

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Charge Off	0	0.00%	$0.00	0.00%
Paid in Full	0	0.00%	$0.00	0.00%
Unavailable	0	0.00%	$0.00	0.00%
Total	3,198	100.00%	$760,391,348.71	100.00%

FORECLOSURE

Client servicing comments indicated multiple items to assist with determining this status either a system generated breach letter was issued, if the loan was referred to a foreclosure review committee, approved to proceed, or if the loan was assigned to outside counsel or the updated title provided details of a Lis Pendens. Based on the collection comments, Infinity determined that there were no loans that indicated some type of Foreclosure action.

BANKRUPTCY

Collection comments indicate that the most available action showed loans had bankruptcy at one time. Some loans bankruptcy includes efforts for a motion for relief and proof of claim filings. However, comments that relate to filing the proof of claim, 341 meeting, and motions were not found on all loans, so it was difficult to determine the full action or status as related to the bankruptcy process. Infinity determined that there were one hundred forty-nine (149) loans (4.66%) that indicated some type of Bankruptcy action. Overall, the loans with a bankruptcy status were summarized as follows:

Bankruptcy Status Report
Servicing Status	Loan Count	Percentage of Sample	Original Balance (or Line Amount)	Percentage of Balance
Not Applicable	3,025	94.59%	$722,473,080.43	95.01%
Plan Confirmed	14	0.44%	$2,457,212.48	0.32%
Discharged	96	3.00%	$21,545,703.25	2.83%
Dismissed	15	0.47%	$3,405,891.95	0.45%
Lift Stay	1	0.03%	$114,320.00	0.02%
Proof of Claim	10	0.31%	$2,263,443.77	0.30%
Petition Filed	6	0.19%	$1,092,535.00	0.14%
Stipulated Agreement	0	0.00%	$0.00	0.00%
Referred to Attorney	7	0.22%	$1,024,752.23	0.13%
Unavailable	24	0.75%	$6,014,409.60	0.79%
Total	3,198	100.00%	$760,391,348.71	100.00%

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